PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $37.6 million new construction of the Bassett Creek apartments development in Minneapolis, MN. The project will create 139 market rate units of housing with 3,670 square feet of retail space on the main level. The project will be located in the North Loop Neighborhood in Downtown Minneapolis.

HIT ROLE

The HIT is purchasing $33.6 million of Ginnie Mae construction loan certificates and a permanent loan certificate. The loan will be collateralized with a mortgage loan insured under Section 241 (a) of the National Housing Act.

SOCIAL IMPACT

This project will be built to the LEED-H Standards and located directly next to a proposed public park and green space. Additionally, the project will also include 159 underground parking stalls and no surface parking stalls. Units will have a wide variety of layouts, floor-to-ceiling windows, stainless steel appliances and more. The project will also include an outdoor splash pool with sundeck, fire pit, and an outdoor pet play and relief area.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $33.6 Million	Total Development Cost $37.6 Million	139 New Units of Housing	344,690 Hours of Union Construction Work Generated	$12.2 Million Tax Revenue Generated	$81.7 Million Total Economic Benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT project data. The data is current as of June 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE
Bassett Creek Apartments Minneapolis, MN

PROJECT PROFILE | Bassett Creek Apartments Minneapolis, MN

“The HIT is keeping our members busy with
another investment in union-built housing in
Minneapolis.”

— Dan McConnell, Business Manager

Minneapolis Building and Construction Trades Council

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

7/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 |

www.aflcio-hit.com